First Financial Northwest, Inc.

May 2020

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 30 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	7	30
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	6	34
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	16	19
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	6	39
Simon Soh	SVP, Chief Credit Officer (FFNWB)	9	32

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $10.57 (04/29/2020)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed as a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Serving customers along the I-5 & I-405 corridors in Western Washington
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Long-term goal: Reduce cost of funds through expanded network

Continued expansion into new markets driving higher costs

	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Performance Ratios					
Return on assets	0.51%	0.79%	0.75%	1.04%	0.63%
Return on equity	4.30	6.64	6.41	8.70	5.16
Equity-to-assets ratio	11.50	11.65	11.85	11.86	11.78
Net interest margin	3.11	3.09	3.07	3.23	3.37
Efficiency ratio	77.60	71.04	69.73	68.80	73.06
Noninterest expense/average total assets	2.51	2.40	2.24	2.28	2.48
Capital Ratios (1)					
Tier 1 leverage ratio	10.25%	10.27%	10.13%	10.34%	10.28%
Total capital ratio	14.67	14.38	14.39	14.71	14.38
Asset Quality Ratios					
Nonperforming assets/total assets	0.20%	0.04%	0.05%	0.05%	0.05%
ALLL as a percent of total loans	1.22	1.18	1.20	1.22	1.30
Yields and Costs					
Yield on loans	4.94%	5.05%	5.14%	5.19%	5.22%
Cost of funds	1.69	1.82	1.92	1.86	1.76

(1) Capital ratios are for First Financial Northwest Bank only.

Consolidated Income

	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
	(Dollars in thousands, except share data)				
Net interest income	$ 9,664	$ 9,698	$ 9,652	$ 9,706	$ 9,852
Provision (recapture of provision) for loan losses	300	--	100	(800)	400
Net interest income after provision (recapture of provision) for loan losses	9,364	9,698	9,552	10,506	9,452
Total noninterest income	990	1,523	1,039	879	700
Total noninterest expense	8,268	7,971	7,455	7,283	7,709
Income before federal income tax provision	2,086	3,250	3,136	4,102	2,443
Federal income tax provision	402	635	631	798	498
Net income	$ 1,684	$ 2,615	$ 2,505	$ 3,304	$ 1,945
Total assets	$ 1,331,213	$ 1,341,885	$ 1,308,359	$ 1,297,561	$ 1,287,862
Book value per share	$ 15.03	$ 15.25	$ 15.06	$ 14.83	$ 14.50
Tangible book value per share (1)	14.85	15.07	14.88	14.64	14.32

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation between the GAAP and non-GAAP financial measures.

Top 10 States in Population Growth (%)

Top 10 States in Percent Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Percent Growth
1	Idaho	1,567,657	1,750,536	1,787,065	2.1%
2	Nevada	2,700,677	3,027,341	3,080,156	1.7%
3	Arizona	6,392,288	7,158,024	7,278,717	1.7%
4	Utah	2,763,891	3,153,550	3,205,958	1.7%
5	Texas	25,146,091	28,628,666	28,995,881	1.3%
6	South Carolina	4,625,366	5,084,156	5,148,714	1.3%
7	Washington	6,724,540	7,523,869	7,614,893	1.2%
8	Colorado	5,029,319	5,691,287	5,758,736	1.2%
9	Florida	18,804,564	21,244,317	21,477,737	1.1%
10	North Carolina	9,535,751	10,381,615	10,488,084	1.0%

Source: U.S. Census Bureau

Population Growth by Percent

2018 to 2019



1.21%
0.76%
0.53%
0.60%
0.86%
2.09%
0.68%
0.26%
0.38%
0.20%
0.03%
-0.06%
0.46%
-0.39%
0.14%
0.20%
0.46%
0.17%
0.01%
-0.40%
0.55%
0.11%
-0.04%
1.74%
1.66%
1.19%
0.16%
-0.67%
0.86%
0.07%
0.26%
0.15%
0.40%
0.13%
0.85%
0.42%
1.03%
0.27%
1.69%
0.20%
1.27%
-0.16%
0.32%
1.01%
1.28%
-0.23%
1.10%

Source: Janney Research (FIG Group), U.S. Census Bureau

Top 10 States in Population Growth (#)

Top 10 States in Numeric Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Numeric Growth
1	Texas	25,146,091	28,628,666	28,995,881	367,215
2	Florida	18,804,564	21,244,317	21,477,737	233,420
3	Arizona	6,392,288	7,158,024	7,278,717	120,693
4	North Carolina	9,535,751	10,381,615	10,488,084	106,469
5	Georgia	9,688,729	10,511,131	10,617,423	106,292
6	Washington	6,724,540	7,523,869	7,614,893	91,024
7	Colorado	5,029,319	5,691,287	5,758,736	67,449
8	South Carolina	4,625,366	5,084,156	5,148,714	64,558
9	Tennessee	6,346,276	6,771,631	6,829,174	57,543
10	Nevada	2,700,677	3,027,341	3,080,156	52,815

Source: U.S. Census Bureau

Local Economy

Largest Office Occupiers in Puget Sound

Company	Square Feet Occupied
amazon	13.25 million
Microsoft	13.09 million
BOEING	5.82 million
Starbucks	1.35 million
facebook	1.23 million
Google	1.03 million
wework	902,000
T-Mobile	882,000
f5	813,729

Giants of Silicon Valley Are Coming

HQ, TOO

4,500 Amazon has said it plans to have 4,500 employees in Bellevue by 2020

6,900 Company already leases enough square footage for 6,900 employees

3.9M PSBJ estimates could eventually have 3.9 million square feet in Bellevue

25,826 Or enough space for 25,826 employees

Google

2M Google is working on 2 million square feet of space through several projects in the region

facebook

4M A projected 4 million square feet of office space would make Facebook the fourth-largest office tenant in the region

Apple Inc.

1,000 Apple plans to reach 1,000 employees in Seattle by 2022

350K Sources say Apple is looking for as much as 350,000 square feet in Seattle or on the Eastside

Source: Largest Office Occupiers in Puget Sound, Puget Sound Business Journal (PSBJ), July 6, 2018; Giants of Silicon Valley Are Coming, PSBJ, December 21, 2018: HQ, TOO, PSBJ, February 22, 2019

Puget Sound Region

Suburban Strategy – Surround Seattle and Bellevue Proper


Everett
Seattle
Tacoma
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland
Crossroads
The Landing
Renton – HQ
Kent Station
Gig Harbor (planned for 2020)
University Place (opened Q1 2020)

Office Experience

Technology Centered
Branch Concept








First Financial
Northwest Bank




First Financial
Northwest Bank


First Financial


Edmonds
Arts & Culture Calendar



Best Branch Experience



Best Branch Experience (small/medium bank)*
First Financial Northwest Bank

The Best in Bank Customer Experience Awards honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Deposit Composition

*Excludes bank-owned and brokered deposits**



12/31/2012
$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M



3/31/2018
$88.9M
11.3%
$26.4M
3.3%
$337.9M
42.9%
$334.5M
42.5%
CDs
MMAs
Checking
Savings

Total Deposits: $787.7M



3/31/2019
$97.1M
11.7%
$23.8M
2.9%
$398.9M
47.9%
$312.1M
37.5%
CDs
MMAs
Checking
Savings

Total Deposits: $831.9M



3/31/2020
$122.3M
12.6%
$17.0M
1.7%
$437.7M
44.9%
$397.5M
40.8%
CDs
MMAs
Checking
Savings

Total Deposits: $974.5M

*Brokered deposits were $25.5 million at March 31, 2020; $123.4 million at March 31, 2019; $75.5 million at March 31, 2018; and none at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Implemented branch expansion strategy with Mill Creek office in 2015
$22,158
$8,700
$13,458
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired branches

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			3/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Legacy	1	1923	$ 650,999	$ 643,363	$ 616,125	$ 597,732	$ 605,080	$ 602,947	$ 559,698
De Novo	8	2015 – 2020	222,555	209,457	144,153	93,262	36,908	6,309	–
Acquired*	4	2017	100,973	86,242	80,929	73,020	–	–	–
Branch Deposits	**13**		**974,527**	**939,062**	**841,207**	**764,014**	**641,988**	**609,256**	**559,698**
Brokered Deposits	–		25,457	94,472	97,825	75,488	75,488	66,151	54,429
Total Deposits			**$ 999,984**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**	**$ 614,127**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $22,000 at March 31, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

Office Expansion Strategy

First Pierce County location planned for University Place

Location	County	Type	Opened	Deposits (in thousands)				
				3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Renton	King	HQ	1923	$ 650,999	$ 643,363	$ 615,290	$ 594,017	$ 599,521
Mill Creek	Snohomish	*De Novo*	Q3 2015	35,540	34,716	33,439	29,536	31,576
Edmonds	Snohomish	*De Novo*	Q1 2016	56,025	49,789	44,569	45,729	34,970
The Landing Renton	King	*De Novo*	Q3 2016	29,792	29,526	32,226	30,942	30,577
Crossroads/Bellevue	King	*De Novo*	Q2 2017	74,499	75,324	51,611	49,241	42,838
Woodinville (1)	King	Acquired	Q3 2017	30,759	25,885	25,388	24,939	27,007
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	27,039	19,759	18,440	18,252	16,875
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	16,320	15,439	14,143	13,969	12,040
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	26,855	25,159	24,545	24,998	22,415
Bothell	King	*De Novo*	Q2 2018	10,980	11,845	10,417	6,802	6,929
Kent Station (2)	King	*De Novo*	Q1 2019	15,230	8,214	8,170	6,523	7,157
Kirkland (2)	King	*De Novo*	Q4 2019	264	43	–	–	–
University Place (2)	Pierce	*De Novo*	Q1 2020	225	–	–	–	–
Brokered Deposits				25,457	94,472	138,590	180,763	123,367
			Total	**$ 999,984**	**$1,033,534**	**$1,016,828**	**$1,025,710**	**$ 955,272**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $22,000 at March 31, 2020; $28,000 at December 31, 2019; $34,000 at September 30, 2019; $41,000 at June 30, 2019; and $49,000 at March 31, 2019.

(2) Kent Station opened in January 2019; Kirkland opened in November 2019; and University Place opened in March 2020.

Noninterest Expense to Average Total Assets



4.00%
3.00%
2.00%
1.00%
0.00%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
Overhead to Average Assets
(Washington State median)
2.90%*
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

*The median ratio of noninterest expense divided by average assets for FDIC-insured institutions headquartered in the state.
Source: FDIC State Profile – Washington, Fourth Quarter 2019.

Retail Fee Income



In thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,490
$1,365
$1,292
$1,074
$919
$879
$813
$681
$733
$611
$391
$446
$181
$183
$261
$181
$208
2014
2015
2016
2017
2018
2019
Deposit related fees
Wealth management revenue*
Total retail fee income

*The Bank began offering wealth management services during the second quarter of 2015.

Interest Rate Risk Management

Net Interest Income Change at December 31, 2019		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 38,752	0.22 %
+200	38,682	0.04
+100	38,604	(0.16)
Base	38,666	–
(100)	38,664	(0.01)

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and December 31, 2019, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

Total Loan Portfolio

Net loans receivable $1.09B at March 31, 2020



CRE
$385.9 M
34.9%
Net CRE concentration
437.7% of total capital*
1-4 Family
$371.3 M
33.6%
Net Construction/Land concentration
77.6% of total capital*
Business & Consumer
$71.9 M
6.5%
Multifamily
$169.5 M
15.3%
Construction/Land
$107.4 M
9.7%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Nonperforming Loans & Assets



3.00%
2.00%
1.00%
0.00%
2.44%
1.85%
1.53%
1.38%
1.18%
1.15%
0.85%
0.65%
0.57%
0.55%
0.43%
0.58%
Includes TDRs as reported by SNL Financial
0.07% 0.22%
0.02% 0.17%
0.02% 0.05%
0.02% 0.05%
0.02% 0.05%
0.05% 0.08%
0.07% 0.10%
0.01% 0.05%
0.01% 0.05%
0.01% 0.05%
0.01% 0.04%
0.20% 0.20%
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Net Charge-Off Rates



5.8%
-0.2%
Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
5.8%
3.1%
2.2%
1.9%
1.6%
1.0%
1.8%
3.5%
2.9%
2.7%
1.3%
1.3%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Q1 19
Q2 19
Q3 19

Annual Net Charge-Off Rates (29-Year Average, 1990-2018)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.34%	0.36%	0.86%	1.07%	0.60%

Source: Compiled from FDIC Quarterly Banking Profiles statistics

Stock Ownership Summary

Approximately 44% Institutional / 2% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	888,643	-7,966	8.67%	13,276,326	12-31-2019	13F
Renaissance Technologies LLC	692,200	17,206	6.75%	10,341,468	12-31-2019	13F
BlackRock Institutional Trust Company, N.A.**	660,938	3,190	6.45%	9,874,414	12-31-2019	13F
The Vanguard Group, Inc.	366,968	506	3.58%	5,482,502	12-31-2019	13F
Context BH Capital Management, LP	186,459	-7,553	1.82%	2,785,697	12-31-2019	13F
BofA Global Research (US)	151,730	-24,486	1.48%	2,266,846	12-31-2019	13F
State Street Global Advisors (US)	151,373	666	1.48%	2,261,513	12-31-2019	13F
Bridgeway Capital Management, Inc.	119,982	0	1.17%	1,792,531	12-31-2019	13F
BlackRock Financial Management, Inc.**	112,967	1,535	1.10%	1,687,727	12-31-2019	13F
Mellon Investments Corporation	94,438	21,881	0.92%	1,410,904	12-31-2019	13F
Geode Capital Management, L.L.C.	93,853	296	0.92%	1,402,164	12-31-2019	13F
M3F, Inc.	93,545	-35,356	0.91%	1,397,562	12-31-2019	13F
Northern Trust Investments, Inc.	89,020	-2,113	0.87%	1,329,959	12-31-2019	13F
BlackRock Investment Management (UK) Ltd.**	76,442	0	0.75%	1,142,043	12-31-2019	13F
Acadian Asset Management LLC	70,926	2,110	0.69%	1,059,634	12-31-2019	13F
Brandywine Global Investment Management, LLC	59,684	11,784	0.58%	891,679	12-31-2019	13F
PanAgora Asset Management Inc.	51,368	-177	0.50%	767,438	12-31-2019	13F
Goldman Sachs & Company, Inc.	50,968	-7,035	0.50%	761,462	12-31-2019	13F
BlackRock Japan Co., Ltd. **	41,438	0	0.40%	619,084	12-31-2019	13F
Baird Investment Management	36,972	300	0.36%	552,362	12-31-2019	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,010,704	0	9.86%	15,099,918	12-31-2019	13G
First Financial Northwest Foundation	960,000	0	9.36%	14,342,400	12-31-2019	13D
Lee Joann E	94,055	0	*	1,405,182	09-24-2019	Form 4
Soh Simon	38,705	0	*	578,253	03-08-2019	Form 4
Kiley Joseph W III	24,365	-3,000	*	364,013	12-16-2019	Form 4
Clariza Ronnie J	21,288	0	*	318,043	03-06-2019	Form 4
Jacobson Richard P	19,767	0	*	295,319	03-06-2019	Form 4
Stevens Daniel L	10,258	0	*	153,255	09-24-2019	Form 4
Molvar Roger H	7,758	0	*	115,905	09-24-2019	Form 4
Harrison Dalen D	6,732	2,000	*	100,576	11-06-2019	Form 4

Source: Nasdaq

*Less than 2% of shares outstanding

**Blackrock, Inc. filed a 13G reporting an aggregate of 922,077 shares, or 9.0% of outstanding shares, beneficially owned by its subsidiaries as of December 31, 2019.

Total Return – FFNW vs. KRX

12/31/2012 to 4/29/2020

FFNW Outperforming KRX


220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
+60%
+59%
FFNW (+60%)
KRX (+59%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan in Effect

- **Repurchased 79,395 shares of common stock in Q1 2020 at an average price of $14.06 per share**
- Plan commenced on January 27, 2020 and expires on July 27, 2020
- Authorizes repurchase of up to 530,000 shares, approximately 5% of shares outstanding
- Open market or privately negotiated transactions in accordance with Rule 10b-18

FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
Q1 2020
Shares Rep.: 79,395
Shares Rep. / ADTV: 5.4x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Stock Price
2013
2014
2015
2016
2017
2018
2019
Q1 2020
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	53.2x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
YTD 2020	79,395	$14.06	$14.85	$12.62	11.4%	5.4x	0.95x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 3/31/2020.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches or whole banks
- Continue efficient deposit gathering strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, growing and diversifying the deposit mix
- **Opened first office in Pierce County, University Place (#13 - Q1 2020); second, Gig Harbor (#14 - planned for second half 2020)**
- Expand retail lending product line (small business, personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts expected to deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

Small Business Lending

- Expand SBA department and achieve SBA preferred lender status in 2020
- Grow and enhance organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)

Classic / Collectible Auto

Build a classic and collectible auto loan portfolio of approximately $40 million in conjunction with Woodside Credit, Newport Beach, CA

PANDEMIC RESPONSE

Pandemic Response

We are providing assistance to our customers in a variety of ways, participating in the Paycheck Protection Program offered under the CARES Act as an SBA lender, and taking the steps necessary while working with our loan customers to effectively manage our portfolio through the ongoing uncertainty surrounding the duration, impact and government response to the crisis.

Paycheck Protection Program ("PPP" or "Program")

As of April 17, 2020, we had received approximately 388 requests for PPP loans totaling approximately $62.2 million. We were successful in obtaining SBA Loan Authorizations on 180 of these loans totaling approximately $24.2 million before the SBA exhausted the funds allocated for the Program. According to data received from customers in this process, these funds will allow these small businesses to retain more than 2,200 employees. We are very proud of the countless hours our employees spent processing these applications and we are continuing to work diligently to process the remaining applications.

Modifications

As of April 24, 2020, we had received requests for some type of payment relief on loans totaling $166.8 million, representing 15.1% of total loans as of March 31, 2020, of which $71.3 million had been approved and processed as of April 24, 2020. We will continue to review and process outstanding requests. The primary method of relief is to allow the borrower to defer their loan payments for three to six months, while others have been provided the opportunity to pay interest only depending upon their specific circumstances. The CARES Act and regulatory guidelines suspend the determination of certain loan modifications related to the COVID-19 pandemic from being treated as troubled debt restructurings ("TDRs").

Pandemic Response

The following table provides detail on the modifications approved and processed through April 24, 2020 (dollars in thousands):

	Balance of loans with modifications of 1-3 months	Balance of loans with modifications of greater than 3 months	Total balance of loans with modifications granted	Total loans as of Mar 31, 2020	Modifications as % of total loans as of Mar 31, 2020
One-to-four family residential	$ 16,693	$ 6,395	$ 23,087	$ 371,253	6.2%
Multifamily	1,726	2,877	4,603	169,468	2.7
Commercial:					
Office	1,778	-	1,778	95,911	1.9
Retail	14,405	4,128	18,533	122,460	15.1
Mobile home park	-	-	-	25,370	-
Hotel/motel	996	5,566	6,562	52,515	12.5
Nursing home	-	6,368	6,368	11,783	54.0
Warehouse	-	5,635	5,635	17,489	32.2
Storage	-	-	-	34,551	-
Other non-residential	828	-	828	25,831	3.2
Total commercial	18,007	21,697	39,704	385,910	10.3
Construction/land	-	-	-	107,401	-
Business:					
Aircraft	1,074	-	1,074	13,741	7.8
SBA	-	-	-	753	-
Other business	165	657	822	20,208	4.1
Total business	1,239	657	1,896	34,702	5.5
Consumer:					
Classic/collectible auto	1,202	-	1,202	22,029	5.5
Other consumer	760	-	760	15,196	5.0
Total consumer	1,962	-	1,962	37,225	5.3
Total loans with pandemic modifications	$ 39,627	$ 31,626	$ 71,252	$ 1,105,959	6.4%

Additional Portfolio Details

Lines of Credit

Total balances drawn on outstanding lines of credit were $47.1 million as of December 31, 2019, on total lines of credit available of $86.3 million. As of March 31, 2020, total balances drawn increased slightly to $48.4 million on total lines of credit available of $79.6 million. At April 18, 2020, total balances drawn were $48.9 million on total lines of credit available of $79.8 million.

The following table presents the loan to value ratios ("LTV") of select segments of our loan portfolio that we consider more likely to be impacted by the COVID-19 pandemic. The LTV is derived by dividing the current loan balance by the lower of the original appraised value or purchase price of the real estate or other collateral:

	March 31, 2020				
	LTV 0-60	**LTV 61-75**	**LTV 76+**	**Total**	**Average LTV**
Category*:			(Dollars in thousands)		
One-to-four family	$ 234,572	$ 144,202	$ 33,502	$ 412,276	48.85%
Church	1,398	-	-	1,398	48.06
Classic auto	2,864	7,210	11,955	22,029	70.01
Gas station	3,572	-	521	4,093	52.76
Hotel / motel	58,772	-	9,392	68,164	55.08
Marina	7,821	-	-	7,821	38.13
Mobile home park	19,905	5,465	-	25,370	31.54
Nursing home	12,883	-	-	12,883	20.90
Office	62,327	30,072	2,937	95,336	50.89
Other non-residential	6,496	4,777	-	11,273	50.91
Retail	75,839	40,870	-	116,709	50.76
Storage	25,997	11,296	-	37,293	55.97
Warehouse	15,418	1,941	-	17,359	50.83

*Select segments of loans, some of which include construction loans, may differ from classifications reported elsewhere in our reports.

Delinquencies

As of April 24, 2020, there were nine loans totaling $3.2 million that had not requested a deferral and were 10 or more days past due, including one $2.1 million multifamily loan currently in foreclosure.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District
Dignity for Divas
YWCA
Renton Area Youth & Family Services (RAYS)
Habitat for Humanity
Clothes for Kids
Lake Stevens Food Bank
Mount Baker Housing Association
Lifelong

In first few weeks of the COVID-19 lockdown our team raised over $1,000 for each of 30 local nonprofits with a #30nonprofitsin30days challenge

All employees have CRA hours tied to Incentive Payout

7.4 average CRA qualified hours per employee in 2019

Auction Team nationally recognized by American Banking Association with a 2019 ABA Foundation Community Commitment Award

Thank You



Right Away
First Financial
Northwest Bank

APPENDIX

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measure of tangible book value per share. The Company's intangible assets consist of goodwill and core deposit intangible. Tangible equity is calculated by subtracting intangible assets from total stockholders' equity. Tangible assets are calculated by subtracting intangible assets from total assets. The tangible equity ratio is tangible equity divided by tangible assets. Tangible book value per share is calculated by dividing tangible equity by the number of common shares outstanding. The Company believes that these non-GAAP measures provide a more consistent presentation of our capital and facilitate peer comparison that is desired by investors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this earnings release that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation between the GAAP and non-GAAP measures:

	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
	(Dollars in thousands, except per share data)				
Total stockholders' equity (GAAP)	$ 153,092	$ 156,319	$ 155,102	$ 153,828	$ 151,684
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	932	968	1,005	1,042	1,079
Tangible equity (Non-GAAP)	$ 151,271	$ 154,462	$ 153,208	$ 151,897	$ 149,716
Total assets (GAAP)	1,331,213	1,341,885	1,308,359	1,297,561	1,287,862
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	932	968	1,005	1,042	1,079
Tangible assets (Non-GAAP)	$ 1,329,392	$ 1,340,028	$ 1,306,465	$ 1,295,630	$ 1,285,894
Common shares outstanding at period end	10,184,411	10,252,953	10,296,053	10,375,325	10,457,625
Equity to assets ratio	11.50%	11.65%	11.85%	11.86%	11.78%
Tangible equity ratio	11.38	11.53	11.73	11.72	11.64
Book value per share	$ 15.03	$ 15.25	$ 15.06	$ 14.83	$ 14.50
Tangible book value per share	14.85	15.07	14.88	14.64	14.32